UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2005

IGNIS PETROLEUM GROUP, INC.
(Exact name of registrant in its charter)

NEVADA	000-50929	16-1728419
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Crescent Court, 7th Floor
Dallas, Texas 75201
(Address of principal executive offices)

(214) 459-8188
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On March 31, 2005, Argyle Energy, Inc. entered into two letter agreements, each with Newton Properties, Inc. and Blue Ridge Energy, Inc., pursuant to which Argyle agreed to convey to Newton 75% working interests in oil and gas leases located in the Barnett Crossroads Prospect Area located in Escambia County, Alabama and the North Wright Prospect Area located in Arcadia Parish, Louisiana. The letter agreements required Newton to spud the initial wells on such prospects on or before September 30, 2005. Copies of such letter agreements among Argyle, Newton and Blue Ridge Energy are attached to this report as exhibits and incorporated herein by reference.

On April 22, 2005, Ignis Petroleum Corporation, which is now a wholly owned subsidiary of ours, entered into two letter agreements with Newton Properties, Inc. pursuant to which Newton agreed to assign to Ignis Petroleum Corporation the interests in the oil and gas leases that Newton had acquired from Argyle in the Barnett Crossroads Prospect Area and the North Wright Prospect Area. Newton assigned such interests to Ignis Petroleum Corporation in exchange for two convertible promissory notes issued by Ignis Petroleum Corporation in the aggregate principal amount of $1,500,000, which were convertible into shares of Ignis Petroleum Corporation’s common stock, par value $0.01 per share, at a rate of $0.50 per share. The letter agreements required Ignis to spud the initial wells on such prospects on or before September 30, 2005. Copies of such letter agreements with Newton are attached to this report as exhibits and incorporated herein by reference.

On May 16, 2005, we became the sole shareholder of Ignis Petroleum Corporation upon the consummation of a stock exchange agreement, dated May 11, 2005, pursuant to which all 1,600,000 outstanding shares of common stock of Ignis Petroleum Corporation were exchanged for 1,600,000 shares of our common stock.

On June 1, 2005, we declared a stock dividend whereby our shareholders of record on June 15, 2005 were issued five (5) additional shares of our common stock for each one (1) share of common stock outstanding.

On September 1, 2005, Ignis Petroleum Corporation entered into a letter agreement with Argyle Energy, Inc. and Bayou City Exploration, Inc. (f/k/a Blue Ridge Energy, Inc.) wherein it was agreed that the deadline for Ignis Petroleum Corporation to spud the initial well on the North Wright Prospect Area would be extended from September 30, 2005 until March 31, 2006. On September 29, 2005, Ignis Petroleum Corporation entered into a letter agreement with Argyle and Bayou City Exploration wherein it was agreed that the deadline for Ignis Petroleum Corporation to spud the initial well on the Barnett Crossroads Prospect Area would be extended from September 30, 2005 until March 31, 2006. Copies of such letter agreements with Argyle and Bayou City Exploration are attached to this report as exhibits and incorporated herein by reference.

On September 22, 2005, we and Ignis Petroleum Corporation entered into two letter agreements, each with Newton Properties, Inc., pursuant to which we agreed to issue an aggregate of 3,100,000 shares of our common stock, par value $0.001 per share, to Newton in exchange for Newton’s conversion of the two convertible promissory notes issued by Ignis Petroleum Corporation described above. The principal amounts and accrued but unpaid interest on the notes were converted into our common stock at a rate of $0.50 per share. The conversion price of the convertible notes was not adjusted based upon our June 2005 stock dividend. Copies of such letter agreements with Newton are attached to this report as exhibits and incorporated herein by reference.

On September 30, 2005, we and Ignis Petroleum Corporation entered into two letter agreements with Newton Properties, Inc. pursuant to which it was agreed that the deadlines set forth in the April 22, 2005 letter agreements between Ignis Petroleum Corporation and Newton for Ignis Petroleum Corporation to spud the initial wells on the North Wright Prospect Area and Barnett Crossroads Prospect Area would be extended from September 30, 2005 until March 31, 2006. In exchange for such extension, we agreed to issue an aggregate of 400,000 shares of our common stock to Newton, at an agreed value of $1.00 per share. Copies of such letter agreements with Newton are attached to this report as exhibits and incorporated herein by reference.

On April 22, 2005, Ignis Petroleum Corporation entered into a letter agreement with Michael P. Piazza, now our President and Chief Executive Officer, pursuant to which Ignis Petroleum Corporation agreed to pay Mr. Piazza an annual salary of $120,000 and to issue up to 4,000,000 shares of Ignis Petroleum Corporation’s common stock to Mr. Piazza over a four year period, subject to Mr. Piazza achieving specified performance targets. On September 22, 2005, we entered into a letter agreement with Ignis Petroleum Corporation and Mr. Piazza pursuant to which it was agreed that Mr. Piazza shall receive up to 4,000,000 shares of our common stock rather than common stock of Ignis Petroleum Corporation under the terms of the prior letter agreement between Mr. Piazza and Ignis Petroleum Corporation. It was also agreed that the number of shares issuable to Mr. Piazza would not be adjusted based upon our June 2005 stock dividend. Copies of the letter agreements with Mr. Piazza are attached to this report as exhibits and incorporated herein by reference.

On June 14, 2005, Ignis Petroleum Corporation entered into a participation agreement with Kerr-McGee Oil & Gas Onshore LP, d/b/a KMOG Onshore LP, pursuant to which Ignis Petroleum Corporation acquired a 25% working interest in oil and gas leases operated by Kerr-McGee in Acom A-6 Prospect located in Chambers County, Texas in exchange for carrying 35% of the cost to drill and test the well. The prospect is a 12,604-foot maximum depth well into the Nodosaria and Tex Miss (Frio) formations. Estimated reserves for this prospect are over 9 Bcf of gas equivalent. Drilling of this prospect commenced in August 2005 with initial production anticipated in the early fall of 2005. The Acom A-6 Prospect is currently unproven. A copy of the participation agreement with Kerr-McGee is attached to this report as an exhibit and incorporated herein by reference.

On August 17, 2005, we entered into a letter agreement with Alexander A. Kulpecz dated August 8, 2005, whereby Mr. Kulpecz agreed to provide consulting services to us in the position of Executive Advisor. As part of the consideration for such consulting services, we agreed to pay Mr. Kulpecz cash compensation of $750 per day and to issue to Mr. Kulpecz up to 475,000 shares of our common stock over a three year period, subject to his continued engagement by us, in accordance with the following schedule:
•	59,375 shares when he signed the agreement;
•	59,375 shares upon our successful private placement of at least $10 million; and
•	59,375 every six months beginning February 9, 2006 and ending August 9, 2008.
We also agreed to grant to Mr. Kulpecz options to purchase up to 250,000 shares of our common stock if he meets specified performance targets. A copy of our letter agreement with Mr. Kulpecz is attached to this report as an exhibit and incorporated herein by reference.

On August 17, 2005, we entered into a letter agreement with Frederick C. Stein dated August 17, 2005, whereby Mr. Stein agreed to provide consulting services to us in the position of Operations Advisor. As part of the consideration for such consulting services, we agreed to pay Mr. Stein cash compensation of $750 per day and to issue to Mr. Stein up to 200,000 shares of our common stock over a three year period, subject to his continued engagement by us, in accordance with the following schedule:
•	25,000 shares when he signed the agreement;
•	25,000 shares upon our successful private placement of at least $10 million; and
•	25,000 every six months beginning February 9, 2006 and ending August 9, 2008.
We also agreed to grant to Mr. Stein options to purchase up to 50,000 shares of our common stock if he meets specified performance targets. A copy of our letter agreement with Mr. Stein is attached to this report as an exhibit and incorporated herein by reference.

On August 25, 2005, we entered into a letter agreement with Joseph Gittelman dated August 17, 2005, whereby Mr. Gittelman agreed to provide consulting services to us in the position of Exploration Advisor. As part of the consideration for such consulting services, we agreed to pay Mr. Gittelman cash compensation of $750 per day and to issue to Mr. Gittelman up to 350,000 shares of our common stock over a three year period, subject to his continued engagement by us, in accordance with the following schedule:
•	43,750 shares when he signed the agreement;
•	43,750 shares upon our successful private placement of at least $10 million; and
•	43,750 every six months beginning February 9, 2006 and ending August 9, 2008.
We also agreed to grant to Mr. Gittelman options to purchase up to 125,000 shares of our common stock if he meets specified performance targets. A copy of our letter agreement with Mr. Gittelman is attached to this report as an exhibit and incorporated herein by reference.

ITEM 3.02	Unregistered Sale of Equity Securities.

The issuances of our common stock set forth in Item 1.01 above are incorporated in this Item by reference. All such shares were issued without registration under the Securities Act of 1933, as amended, in reliance on the exemption provided by Rule 506 and/or Section 4(2) of the Securities Act of 1933 as a transaction by an issuer not involving a public offering.

On August 15, 2005, we issued 240,000 shares of our common stock to Doug Berry, who was then a director of ours, in consideration for his services as one of our directors. The shares were issued without registration under the Securities Act of 1933, as amended, in reliance on the exemption provided by Rule 506 and/or Section 4(2) of the Securities Act of 1933 as a transaction by an issuer not involving a public offering.

ITEM 5.02	Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective October 5, 2005, the Board of Directors of Ignis Petroleum Group, Inc. (the “Company”) appointed Timothy Hart as Chief Financial Officer of the Company.

Since 1996, Mr. Hart has been in private practice with the accounting firm Ullman & Hart CPAs located in Fort Lauderdale, Florida. In his capacity with this firm he has performed accounting and consulting services for a number of different clients in a number of different industries, often fulfilling the internal accounting function. In addition, from January 2004 to May of 2005 Mr. Hart served as Chief Financial Officer of Taylor Madison Corp., a public company specializing in licensing agreements for various fragrance related products. From 2000 to 2003 Mr. Hart served as a director of American Group, Inc., a public company specializing in custom soil mixes in Homestead, Florida in addition to fulfilling the internal accounting function. There is no family relationship between Mr. Hart and any other executive officer or director of the Company.

Mr. Hart, through Ullman & Hart CPAs, has provided consulting services to the Company from February 2005 to the present at a rate of $150 per hour of Mr. Hart’s time. Fees totaling $11,315 have been charged and received by Ullman and Hart for the services provided to date. Although there is no written agreement between the Company and Mr. Hart or Ullman & Hart, it is anticipated that Ullman & Hart will continue to provide such services to the Company at a similar hourly rate.

The Company has not entered into an employment agreement with Mr. Hart.

A copy of the press released related to this matter is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
10.1	Letter Agreement, dated March 31, 2005, by and among Argyle Energy, Inc., Newton Properties, Inc. and Blue Ridge Energy, Inc. regarding Barnett Crossroads Prospect Area, Escambia County, Alabama
10.2	Letter Agreement, dated March 31, 2005, by and among Argyle Energy, Inc., Newton Properties, Inc. and Blue Ridge Energy, Inc. regarding North Wright Prospect Area, Acadia Parish, Louisiana

10.3	Letter Agreement, dated April 22, 2005, by and between Newton Properties, Inc. and Ignis Petroleum Corporation regarding Barnett Crossroads Prospect Area, Escambia County, Alabama
10.4	Letter Agreement, dated April 22, 2005, by and between Newton Properties, Inc. and Ignis Petroleum Corporation regarding North Wright Prospect Area, Acadia Parish, Louisiana
10.5
Letter Agreement, dated September 29, 2005, by and among Argyle Energy, Inc., Ignis Petroleum Corporation and Bayou City Exploration, Inc. (f/k/a Blue Ridge Energy, Inc.) regarding Barnett Crossroads Prospect Area, Escambia County, Alabama

10.6
Letter Agreement, dated September 1, 2005, by and among Argyle Energy, Inc., Ignis Petroleum Corporation and Bayou City Exploration, Inc. (f/k/a Blue Ridge Energy, Inc.) regarding North Wright Prospect Area, Acadia Parish, Louisiana

10.7	Letter Agreement, dated September 22, 2005, by and among Ignis Petroleum Group, Inc., Newton Properties, Inc. and Ignis Petroleum Corporation regarding $375,000 convertible promissory note
10.8	Letter Agreement, dated September 22, 2005, by and among Ignis Petroleum Group, Inc., Newton Properties, Inc. and Ignis Petroleum Corporation regarding $1,125,000 convertible promissory note
10.9
Letter Agreement, dated September 30, 2005, by and among Ignis Petroleum Group, Inc., Newton Properties, Inc. and Ignis Petroleum Corporation regarding Barnett Crossroads Prospect Area, Escambia County, Alabama

10.10
Letter Agreement, dated September 30, 2005, by and among Ignis Petroleum Group, Inc., Newton Properties, Inc. and Ignis Petroleum Corporation regarding North Wright Prospect Area, Acadia Parish, Louisiana

10.11	Letter Agreement, dated April 21, 2005, by and between Ignis Petroleum Corporation and Michael P. Piazza
10.12	Letter Agreement, dated September 22, 2005, by and among Ignis Petroleum Group, Inc., Ignis Petroleum Corporation and Michael P. Piazza
10.13	Letter Agreement, dated August 8, 2005, by and between Ignis Petroleum Group, Inc. and Alexander A. Kulpecz
10.14	Letter Agreement, dated August 17, 2005, by and between Ignis Petroleum Group, Inc. and Frederick C. Stein
10.15	Letter Agreement, dated August 17, 2005, by and between Ignis Petroleum Group, Inc. and Joseph Gittelman
10.16	Participation Agreement, dated June 14, 2005, by and between Ignis Petroleum Corporation and Kerr-McGee Oil & Gas Onshore LP, d/b/a KMOG Onshore LP
99.1	Press release dated October 6, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGNIS PETROLEUM GROUP, INC.
Date: October 10, 2005
	By:	/s/ Philipp Buschmann
Philipp Buschmann
Chief Operating Officer and Secretary